SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2004

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Third Floor, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

Item 5. Other Events.

On July 22, 2004, Viisage Technology, Inc. issued a press release announcing the launch of its proposed public offering of common stock. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

The Exhibit Index immediately preceding the exhibit is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.

Date: July 22, 2004	By:	/s/ William K. Aulet
William K. Aulet
Chief Financial Officer

Exhibit Index

99.1	Press Release issued July 22, 2004.